Exhibit 10.9

After Recording Return To:

Tonaquint, Inc.

303 East Wacker Drive, Suite 311

Chicago, Illinois  60601

Above Space for Recorder’s use only

RELEASE DEED

Know all men by these presents, Nova Energy, Inc., a Nevada corporation, having its principal office at 2520 South Third Street #206, Louisville, Kentucky 40208 (“Mortgagee”) in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby release, convey and quit claim unto Tonaquint, Inc., a Utah corporation, having its principal office at 303 East Wacker Drive, Suite 311, Chicago, Illinois 60601 (“Mortgagor”), its successors and assigns, all of the right, title, interest, claim or demand whatsoever which the undersigned may have acquired in the real estate situated in Cook County, in the State of Illinois, legally described on Exhibit A attached hereto and made a part hereof (the “Mortgaged Premises”) in, through or by the document listed below, filed for record in the Recorder’s Office of Cook County, in the State of Illinois, and encumbering the Mortgaged Premises:

Document	Date of Document	Date of Recording	Document Number
Mortgage	April 5, 2010

Together with all appurtenances and privileges thereunto belonging or appertaining.

Permanent Real Estate Index Number: 03-07-100-017 and 03-07-200-007

Address of Real Estate: 3050-3060 North Kennicott Avenue, Arlington Heights, Illinois  60004

IN WITNESS WHEREOF, the undersigned has executed this Release Deed this 5th day of April, 2010.

NOVA ENERGY, INC.

By: /s/ James D. Tilton
Name:  James D. Tilton

Title:  Chief Operating Officer

STATE OF ILLINOIS

)

) ss.

COUNTY OF

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I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that

      , ____________________ of Nova Energy, Inc., and personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _______ day of

, 2010.

___________________________________

Notary Public

My Commission Expires:

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EXHIBIT A

LEGAL DESCRIPTION

PARCEL ONE:

That part of the Southwest quarter of the Northeast quarter of Section 7, Township 42 North, Range 11, East of the Third Principal Meridian, bounded by a line described as follows:

Commencing at the Southwest corner of said Southwest quarter of the Northeast quarter of Section 7; thence East along the South line of the said Southwest quarter of the Northeast quarter of Section 7, a distance of 128.79 feet to the West line of Kennicott Avenue; thence North and West along the said West line of Kennicott Avenue, the following three courses, North and West along a curved line, convex to the East and having a radius of 351.76 feet for a distance of 173.75 feet, arc measure, to a point of tangent; thence Northwesterly tangent with the last described curved line, 81.96 feet to a point of curve; thence North and West along a curved line, convex to the West and having a radius of 390.00 feet, a distance of 193.80 feet to a point of tangent, said point being a point on the West line of the said Southwest quarter of the Northeast quarter, 425.00 feet North of the Southwest corner thereof and thence South along said West line of the Southwest quarter of the Northeast quarter, 425.00 feet to the place of beginning, in Cook County, Illinois.

PARCEL TWO:

The East 80.0 feet of the North 198.0 feet of the South 200.60 feet of the Northwest quarter of Section 7, Township 42 North, Range 11, East of the Third Principal Meridian, in Cook County, Illinois.

Commonly Known As: 3050-3060 North Kennicott Avenue, Arlington Heights, Illinois  60004

Permanent Index Numbers: 03-07-100-017 and 03-07-200-007

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